Exhibit 10.1

FIRST AMENDMENT TO FINANCING AGREEMENT

FIRST AMENDMENT, dated as of August 16, 2018 (this "Amendment"), to the Financing Agreement, dated as of January 31, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, the "Financing Agreement"), by and among Harvard Bioscience, Inc., a Delaware corporation (the "Parent" or the "Borrowing Agent"), each subsidiary of the Parent listed as a "Borrower" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and collectively, the "Borrowers"), the Guarantors (as defined therein) from time to time party thereto, the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Cerberus Business Finance, LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and PNC Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and, collectively, the "Agents").

WHEREAS, the Loan Parties have requested, and the Agents and the Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Financing Agreement on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Amendments.

(a)           Section 1.01 of the Financing Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

"'Borrowing Base Limited Option Period' means the period (x) beginning on the date on which the Administrative Agent receives written notice from the Borrowing Agent stating that the Loan Parties have elected to limit the Borrowing Base calculation to the assets of the Loan Parties constituting the Parent and Surviving Borrower located in the United States, which period may commence solely to the extent there does not exist an Event of Default and Availability (calculated after giving effect to the limitation referred to in this subclause (x)) is not less than or equal to $2,000,000, and (y) ending upon the earlier of (i) the date on which the Administrative Agent receives written notice from the Borrowing Agent stating that the Loan Parties have elected to terminate such limitation on the Borrowing Base calculation and (ii) at the option of the Collateral Agent, at any time during the existence of an Event of Default or if Availability (after giving effect to the Borrowing Base limitation referred to in subclause (x) above) is less than or equal to $2,000,000. Notwithstanding the foregoing, the initial Borrowing Base Limited Option Period commenced on April 30, 2018."

(b)          The paragraph immediately after the formula set forth in the definition of "Borrowing Base" in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"Notwithstanding anything to the contrary in the defined term “Borrowing Base” or any other related definition or provision in this Agreement, (A) none of the Eligible Inventory located at the Foreign Loan Parties' locations in Canada or the United Kingdom shall be included in the Borrowing Base until the Administrative Agent shall have received field examinations and/or appraisals of such Eligible Inventory, in each case in form and substance reasonably acceptable to Administrative Agent in its Permitted Discretion, (B) during the Borrowing Base Limited Option Period, the value attributable to the Eligible Accounts, Eligible Inventory and Eligible Work-in-Process contained in the determination of the Borrowing Base shall include only such assets of the Loan Parties constituting the Parent and the Surviving Borrower located in the United States and not any such assets that are not located in the United States or the assets of any other Loan Party, (C) to the extent that the Borrowing Base Limited Option Period terminates for any reason, the Borrowing Base may include the Eligible Accounts, Eligible Inventory and Eligible Work-in-Process of Biochrom US, Inc. in the determination of the Borrowing Base with the aggregate value attributable thereto not to exceed $1,750,000 until the Agents shall have received a Field Survey and Audit and appraisal of such assets in form and substance satisfactory to the Agents and the Eligible Accounts, Eligible Inventory and Eligible Work-in-Process of all other Loan Parties and any assets of the Parent and the Surviving Borrower not located in the United States shall not be included in the determination of the Borrowing Base until the Agents receive a Field Survey and Audit and appraisal of such assets in form and substance satisfactory to the Agents and (D) during the Borrowing Base Limited Option Period, certain categories of Collateral that are not eligible for inclusion in the Borrowing Base and the respective amounts thereof shall be set forth on Schedule 1.01(F), and such categories and amounts may be updated or otherwise changed based on the results of the most recent Field Survey and Audit as determined by the Administrative Agent in its Permitted Discretion. The Field Survey and Audits and appraisals referenced in clause (C) above shall be at the expense of the Borrowers and shall be in addition to those referenced in the last sentence of Section 2.06(c)."

(c)           The last sentence of Section 2.06(c) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"The foregoing notwithstanding, so long as no Event of Default shall have occurred and be continuing, the Borrowers shall not be obligated to reimburse the Agents or Lenders for more than two Field Survey and Audits and one inventory appraisal in any twelve month period, provided, that, during the Borrowing Base Limited Option Period, the Borrowers shall only be obligated to reimburse such expenses to the extent attributable to the Field Survey and Audits and appraisals of the assets and operations of the Parent and the Surviving Borrower located in the United States."

(d)          Section 7.01(a)(i) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"within 30 days after the end of each fiscal month of the Parent and its Subsidiaries commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date, internally prepared consolidated and consolidating balance sheets, statements of operations and retained earnings as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year, and (B) the Projections, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as at the end of such fiscal month and the results of operations and retained earnings of the Parent and its Subsidiaries for such fiscal month and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Agents and the Lenders, subject to the absence of footnotes and normal year-end adjustments;"

(e)           The following proviso is hereby added to the end of Section 7.01(a)(v) of the Financing Agreement immediately prior to the semicolon thereto as follows:

"; provided, that, during the Borrowing Base Limited Option Period, such reports required pursuant to this Section 7.01(a)(v) shall be limited to assets of the Parent and the Surviving Borrower located in the United States"

(f)           Schedule 1.01(F) set forth in Annex A hereto shall be appended to the end of the Financing Agreement.

3. Acknowledgement.

(a)           Pursuant to Section 5.03(a)(i) of the Financing Agreement, the Loan Parties were required to furnish to the Collateral Agent, within 90 days after the Effective Date (or such later date as determined by the Agents in their sole discretion), all Cash Management Agreements that, in the reasonable judgment of the Agents, are required for the Loan Parties to comply with the Loan Documents as of the Effective Date, each duly executed by, in addition to the applicable Loan Party, the applicable financial institution. Notwithstanding anything contained in the Financing Agreement, the Agents and the Lenders acknowledge and agree that all Cash Management Agreements required to be furnished to the Collateral Agent pursuant to Section 5.03(a) of the Financing Agreement have been furnished.

(b)          Pursuant to Section 5.03(a)(ii) of the Financing Agreement, the Loan Parties were required to furnish to the Collateral Agent, within 90 days after the Effective Date (or such later date as determined by the Agents in their sole discretion), Processor Letters from each Credit Card Processor set forth on Schedule 6.01(jj) as of the Effective Date. Notwithstanding anything contained in the Financing Agreement, the Agents and the Lenders acknowledge and agree that the Loan Parties have used commercially reasonable efforts to obtain such letters.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a)           Organization, Good Standing, Etc. Each Loan Party and each of its Subsidiaries (i) is a corporation, limited company, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, as applicable, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b)          Authorization, Etc. The execution, delivery and performance by each Loan Party of this Amendment and the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary corporate or other organizational action, (ii) do not and will not contravene any of its Governing Documents or, in any material respect, any applicable Requirement of Law, (iii) do not and will not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract, (iv) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (v) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.

(c)           Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment and the Financing Agreement, as amended hereby, other than (x) authorizations, approvals, notices, filings or other actions that have been obtained and that are still in force and effect and (y) filing of this Amendment with the SEC following the execution hereof.

(d)          Enforceability of Amendment. Each of this Amendment and the Financing Agreement, as amended hereby, is and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be a legal, valid and binding obligation of such Person which is a party thereto, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

5. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Collateral Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "First Amendment Effective Date"):

(a)           Delivery of Documents. The Collateral Agent shall have received this Amendment duly executed and delivered by the Loan Parties, the Agents and the Lenders.

(b)          Representations and Warranties. The representations and warranties contained in ARTICLE VI of the Financing Agreement (as amended hereby) and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the First Amendment Effective Date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the First Amendment Effective Date as though made on and as of the First Amendment Effective Date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(c)           No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(d)          Payment of Fees, Etc. The Loan Parties shall have paid all fees, costs and expenses then due and payable by the Loan Parties pursuant to the Loan Documents, including, without limitation, the Fee Letter and Sections 2.06 and 12.04 of the Financing Agreement, so long as with respect to third party items they have been invoiced to the Loan Parties at least thirty (30) days prior to the First Amendment Effective Date.

6. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the First Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect, and nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Financing Agreement or instruments securing the same. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of any Loan Party under the Financing Agreement, or the other Loan Documents, as amended hereby, from any of its obligations and liabilities as a "Borrower", "Guarantor" or "Loan Party" thereunder. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

7. Miscellaneous.

(a)           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b)          Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)           This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)          Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been incorrect in any material respect when made, or (ii) any Loan Party shall fail to perform or comply with any covenant or agreement contained in this Amendment.

(e)           Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:

HARVARD BIOSCIENCE, INC.

By: /s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer

DATA SCIENCES INTERNATIONAL, INC.

By: Harvard Bioscience, Inc., its sole shareholder

By: /s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer

[First Amendment to Financing Agreement]

GUARANTORS:

HOEFER, INC.

By: Harvard Bioscience, Inc., its sole shareholder

By: /s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer

WARNER INSTRUMENTS LLC

By: Harvard Bioscience, Inc., its sole member

By: /s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer

TRIANGLE BIOSYSTEMS, INC.

By: Harvard Bioscience, Inc., its sole shareholder

By: /s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer

DENVILLE SCIENTIFIC, INC.

By: Harvard Bioscience, Inc., its sole shareholder

By: /s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer

[First Amendment to Financing Agreement]

COULBOURN INSTRUMENTS, LLC

By: Denville Scientific, Inc., its sole member
By: Harvard Bioscience, Inc., its sole shareholder

By: /s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer

BIOCHROM US, INC.

By: Harvard Bioscience, Inc., its sole shareholder

By: /s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer

BIOCHROM LIMITED

By: /s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Director

EALING SCIENTIFIC LIMITED /
LA COMPAGNIE SCIENTIFIQUE EALING LIMITÉE
By: Harvard Bioscience, Inc., its sole shareholder

By: /s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer

[First Amendment to Financing Agreement]

DATA SCIENCES UK (MN) LIMITED
By: Data Sciences International, Inc., its sole shareholder

By: /s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Director

[First Amendment to Financing Agreement]

COLLATERAL AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Authorized Signatory Name: Authorized Signatory Title: Authorized Signatory

[First Amendment to Financing Agreement]

ADMINISTRATIVE AGENT AND A LENDER: PNC BANK, NATIONAL ASSOCIATION By: /s/ Matthew Leighton Name: Matthew Leighton Title: Vice President

[First Amendment to Financing Agreement]

LENDERS:

CERBERUS ASRS FUNDING LLC

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Vice President

CERBERUS CAVALIERS LEVERED LOAN OPPORTUNITIES FUND, LLC

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Vice President

CERBERUS ICQ OFFSHORE LEVERED LP

By: Cerberus ICQ Offshore GP LLC

Its: General Partner

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Senior Managing Director

CERBERUS LOAN FUNDING XX L.P.

By: Cerberus LFGP XX, LLC

Its: General Partner

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Senior Managing Director

CERBERUS LOAN FUNDING XXII L.P.

By: Cerberus LFGP XXII, LLC

Its: General Partner

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Senior Managing Director

[First Amendment to Financing Agreement]

CERBERUS LOAN FUNDING XXIII L.P.

By: Cerberus LFGP XXIII, LLC

Its: General Partner

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Senior Managing Director

CERBERUS LOAN FUNDING XXIV L.P.

By: Cerberus LFGP XXIV, LLC

Its: General Partner

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Senior Managing Director

CERBERUS N-1 FUNDING LLC

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Vice President

CERBERUS ND LEVERED LLC

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Vice President

CERBERUS OFSHORE LEVERED LOAN OPPORTUNITIES MASTER FUND III, L.P.

By: Cerberus Offshore Levered Opportunities III GP, LLC

Its: General Partner

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Senior Managing Director

[First Amendment to Financing Agreement]

CERBERUS PSERS LEVERED LLC

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Vice President

CERBERUS REDWOOD LEVERED A LLC

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Vice President

CERBERUS REDWOOD LEVERED LOAN OPPORTUNITIES FUND B, L.P.

By: Cerberus Redwood Levered Opportunities GP B, LLC

Its: General Partner

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Senior Managing Director

CERBERUS SWC LEVERED HOLDINGS II LP

By: CSL Holdings II GP LLC

Its: General Partner

By: /s/ Daniel E. Wolf

Name: Daniel E. Wolf

Title: Senior Managing Director

[First Amendment to Financing Agreement]

ANNEX A

SCHEDULE 1.01(F)

INELIGIBLE CATEGORIES

	Total	HAI US	DSI
Sales Clearing	$47,700.00	$47,700.00	$0.00
Trade Clearing	$74,100.00	$74,100.00	$0.00
Deferred Revenue	$424,500.00	$14,500.00	$410,000.00
Warranties Contra	$246,300.00	$65,600.00	$180,700.00
FOB Destination	$197,000.00	$0.00	$197,000.00
Customer Replacement Unit Liab	$429,000.00	$0.00	$429,000.00
Debit Memos	$0.00	$0.00	$0.00
Tooling Bills	$0.00	$0.00	$0.00
Other	$0.00	$0.00	$0.00